UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Semiannual Report

4.30.11

Ticker | **HTD**

Portfolio summary

Top 10 Holdings (29.0% of Total Investments on 4-30-11) [1]

Wells Fargo & Company, 8.000%	3.5%	Progress Energy, Inc.	2.8%

OGE Energy Corp.	3.3%	DTE Energy Company	2.7%

ONEOK, Inc.	3.1%	NSTAR	2.7%

Spectra Energy Corp.	3.0%	Atmos Energy Corp.	2.5%

Integrys Energy Group, Inc.	2.9%	MetLife, Inc., Series B, 6.500%	2.5%

Sector Composition[2,3]

Utilities	60%	Industrials	1%

Financials	24%	Consumer Discretionary	1%

Energy	8%	Short-Term Investments & Other	1%

Telecommunication Services	5%

1 Cash and cash equivalents not included in Top 10 Holdings.

2 As a percentage of the Fund’s total investments on 4-30-11.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Dividend Income Fund | Semiannual report

Fund’s investments

As of 4-30-11 (unaudited)

	Shares	Value
Common Stocks 85.48% (58.09% of Total Investments)		$583,850,436

(Cost $512,769,278)

Energy 8.89%		60,690,130

Oil, Gas & Consumable Fuels 8.89%

BP PLC, SADR (L)(Z)	187,500	8,651,250

Chevron Corp. (L)(Z)	82,500	9,028,800

Kinder Morgan, Inc.	11,000	314,380

Spectra Energy Corp. (L)(Z)	1,050,000	30,492,000

Total SA, SADR (L)(Z)	190,000	12,203,700

Industrials 1.38%		9,407,000

Industrial Conglomerates 1.38%

General Electric Company (L)(Z)	460,000	9,407,000

Telecommunication Services 4.89%		33,389,670

Diversified Telecommunication Services 3.20%

Alaska Communications Systems Group, Inc. (Z)	55,000	531,850

AT&T, Inc. (Z)	400,000	12,448,000

Verizon Communications, Inc. (L)(Z)	235,000	8,878,300

Wireless Telecommunication Services 1.69%

Vodafone Group PLC, SADR (L)(Z)	396,000	11,531,520

Utilities 70.32%		480,363,636

Electric Utilities 18.93%

American Electric Power Company, Inc. (L)(Z)	595,000	21,705,600

Duke Energy Corp. (L)(Z)	765,000	14,267,250

Entergy Corp. (L)(Z)	105,000	7,320,600

FirstEnergy Corp. (C)(Z)	510,000	20,379,600

Northeast Utilities	75,000	2,670,000

PNM Resources, Inc. (Z)	58,000	889,140

Progress Energy, Inc. (Z)	600,000	28,470,000

Southern Company (Z)	441,867	17,250,488

UIL Holding Corp.	515,000	16,387,300

Gas Utilities 9.11%

Atmos Energy Corp. (L)(Z)	725,000	25,295,250

Northwest Natural Gas Company (Z)	132,500	6,126,800

ONEOK, Inc. (Z)	440,000	30,773,600

Multi-Utilities 42.28%

Ameren Corp. (L)(Z)	555,000	16,267,050

Black Hills Corp. (L)(Z)	560,000	19,460,000

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	7

	Shares	Value
Multi-Utilities (continued)

CH Energy Group, Inc. (Z)	457,000	$24,504,340

Consolidated Edison, Inc. (L)(Z)	265,000	13,811,800

Dominion Resources, Inc. (L)(Z)	420,000	19,496,400

DTE Energy Company (L)(Z)	543,100	27,442,843

Integrys Energy Group, Inc. (L)(Z)	555,000	29,059,800

National Grid PLC, SADR	175,000	8,982,750

NiSource, Inc. (Z)	790,500	15,375,225

NSTAR (Z)	575,000	26,622,500

OGE Energy Corp. (Z)	620,000	32,965,400

Public Service Enterprise Group, Inc. (L)(Z)	360,000	11,581,200

Vectren Corp. (L)(Z)	790,000	22,578,200

Xcel Energy, Inc. (L)(Z)	850,000	20,680,500

Preferred Securities 61.60% (41.87% of Total Investments)		$420,764,980

(Cost $416,927,304)

Consumer Discretionary 0.46%		3,130,350

Media 0.46%

Comcast Corp., 7.000% (Z)	123,000	3,130,350

Energy 3.27%		22,369,265

Oil, Gas & Consumable Fuels 3.27%

Nexen, Inc., 7.350% (C)(Z)	882,765	22,369,265

Financials 36.17%		247,047,993

Capital Markets 0.00%

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	274,760	13,738

Lehman Brothers Holdings, Inc., Depositary
Shares, Series D, 5.670% (I)	65,000	1,300

Lehman Brothers Holdings, Inc., Depositary
Shares, Series F, 6.500% (I)	219,300	219

Commercial Banks 12.18%

Barclays Bank PLC, Series 5, 8.125% (L)(Z)	450,078	11,972,075

HSBC Holdings PLC, 8.000% (C)(Z)	325,000	8,914,750

HSBC Holdings PLC, 8.125% (Z)	50,000	1,371,000

Royal Bank of Scotland Group PLC, Series L,
5.750% (L)(Z)	858,500	16,354,425

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	242,000	6,967,180

Santander Finance Preferred SA, Series 1, 6.410%	15,500	369,520

Santander Holdings USA, Inc., Series C, 7.300%	40,000	1,000,400

USB Capital VIII, Series 1, 6.350%	55,000	1,383,800

Wells Fargo & Company, 8.000% (L)(Z)	1,207,000	34,870,230

Consumer Finance 0.86%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	150,000	3,570,000

SLM Corp., Series A, 6.970% (Z)	50,000	2,272,500

8	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Diversified Financial Services 19.46%

Bank of America Corp., 6.700% (Z)	500,000	$11,830,000

Bank of America Corp., 6.375% (Z)	139,000	3,188,660

Bank of America Corp., 6.625% (Z)	355,000	8,619,400

Bank of America Corp., 8.200% (Z)	135,000	3,510,000

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	240,000	5,539,200

Bank of America Corp., Series MER,
8.625% (C)(Z)	652,800	17,573,376

Citigroup Capital VIII, 6.950% (L)(Z)	540,000	13,489,200

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%), 7.875%	27,100	752,296

Citigroup, Inc., 8.125%	270,400	7,368,400

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	282,000	6,855,420

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	310,000	7,725,200

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	797,893	21,319,701

ING Groep NV, 7.050% (Z)	140,000	3,325,000

ING Groep NV, 6.200% (Z)	109,100	2,381,653

JPMorgan Chase & Company, 8.625% (Z)	140,000	3,869,600

RBS Capital Funding Trust VII, 6.080%	983,000	15,580,550

Insurance 3.65%

MetLife, Inc., Series B, 6.500%, 6.500% (L)(Z)	976,000	24,936,800

Thrifts & Mortgage Finance 0.02%

Federal National Mortgage Association, Series S, 7.750%	60,000	122,400

Telecommunication Services 3.48%		23,788,547

Wireless Telecommunication Services 3.48%

Telephone & Data Systems, Inc., 6.875%	227,900	5,697,500

Telephone & Data Systems, Inc., Series A, 7.600%	268,940	6,755,773

United States Cellular Corp., 7.500% (Z)	448,389	11,335,274

Utilities 18.22%		124,428,825

Electric Utilities 12.56%

Alabama Power Company, Class A, 5.300% (Z)	193,200	4,855,116

Carolina Power & Light Company, 5.440% (Z)	111,493	10,682,423

Duquesne Light Company, 6.500% (L)(Z)	427,000	20,989,740

Entergy Arkansas, Inc., 4.560% (Z)	9,388	795,046

Entergy Arkansas, Inc., 6.450% (Z)	110,000	2,684,693

Entergy Mississippi, Inc., 4.920% (Z)	8,190	705,620

Entergy Mississippi, Inc., 6.250% (Z)	197,500	4,863,438

FPC Capital I, Series A, 7.100% (Z)	55,000	1,416,800

PPL Corp., 9.500%	285,000	16,153,800

PPL Electric Utilities Corp., Depositary Shares,
6.250% (Z)	300,000	7,500,000

PPL Energy Supply, LLC, 7.000% (Z)	297,512	7,544,904

Southern California Edison Company,
6.125% (Z)	50,000	4,710,940

Southern California Edison Company, Series C,
6.000% (Z)	30,000	2,840,625

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	9

	Shares	Value
Independent Power Producers & Energy Traders 2.33%

Constellation Energy Group, Inc., Series A,
8.625% (L)(Z)	597,483	$15,928,897

Multi-Utilities 3.33%

BGE Capital Trust II, 6.200% (Z)	160,500	4,004,475

Consolidated Edison Company of New York, Inc.,
Series C, 4.650%	16,400	1,459,600

Consolidated Edison Company of New York, Inc.,
Series D, 4.650%	5,000	411,717

Interstate Power & Light Company, Series B,
8.375% (Z)	230,000	6,674,600

Pacific Enterprises, 4.500% (Z)	45,000	3,735,000

Xcel Energy, Inc., 4.560%, Series G (Z)	76,830	6,471,391

Short-Term Investments 0.06% (0.04% of Total Investments)		$442,000

(Cost $442,000)

Repurchase Agreement 0.06%		442,000

Repurchase Agreement with State Street Corp. dated 4-29-11 at 0.010% to be repurchased at $442,000 on 5-2-11, collateralized by $410,000 Federal
Home Loan Mortgage Corp., 4.500% due 1-15-14 (valued at $453,050,
including interest)	442,000	442,000

Total investments (Cost $930,138,582)† 147.14%	$1,005,057,416

Other assets and liabilities, net (47.14%)		($321,990,045)

Total net assets 100.00%		$683,067,371

The percentage shown for each investment category is the total value the category as a percentage of the net assets of the Fund.

LIBOR London Interbank Offered Rate

SADR Sponsored American Depositary Receipts

(C) All or a portion of this security is segregated as collateral for options (see Note 3). Total collateral value at 4-30-11 was $51,184,506.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 4-30-11. Total value of securities on loan at 4-30-11 was $225,253,503.

(Z) All or a portion of this security is pledged as collateral pursuant to the Committed Facility Agreement (See Note 8). Total collateral value at 4-30-11 was $787,402,040.

† At 4-30-11, the aggregate cost of investment securities for federal income tax purposes was $942,020,377. Net unrealized appreciation aggregated $63,037,039, of which $124,821,735 related to appreciated investment securities and $61,784,696 related to depreciated investment securities.

10	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-11 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $930,138,582)	$1,005,057,416
Cash	15,666,504
Receivable for investments sold	1,154,825
Dividends receivable	2,718,352
Other receivables and prepaid assets	621,020

Total assets	1,025,218,117

Liabilities

Payable for investments purchased	1,168,437
Committed facility agreement payable (Note 7)	337,000,000
Written options, at value (Premiums received $1,801,428) (Note 3)	3,713,790
Interest payable (Note 7)	27,434
Payable to affiliates
Accounting and legal services fees	15,316
Transfer agent fees	14,447
Trustees’ fees	38,315
Other liabilities and accrued expenses	173,007

Total liabilities	342,150,746

Net assets

Capital paid-in	$705,841,004
Undistributed net investment income	1,928,274
Accumulated net realized loss on investments, options written and
swap agreements	(97,708,379)
Net unrealized appreciation (depreciation) on investments and
options written	73,006,472

Net assets	$683,067,371

Net assets value per share

Based on 37,785,846 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$18.08

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	11

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-11
(unaudited)

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$27,576,488
Interest	51,870
Less foreign taxes withheld	(17,035)

Total investment income	27,611,323

Expenses

Investment management fees (Note 5)	3,572,581
Accounting and legal services fees (Note 5)	42,079
Transfer agent fees (Note 5)	27,017
Trustees’ fees (Note 5)	47,647
Printing and postage	68,508
Professional fees	154,070
Custodian fees	39,455
Registration and filing fees	10,268
Interest expense (Note 7)	1,870,508
Stock exchange listing fees	16,721
Other	11,794

Total expenses	5,860,648
Less expense reductions (Notes 5 and 10)	(889,552)

Net expenses	4,971,096

Net investment income	22,640,227

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	8,561,052
Written options (Note 3)	(7,185,419)
Swap contracts (Note 3)	(1,641,348)

(265,715)
Change in net unrealized appreciation (depreciation) of
Investments	54,644,224
Written options (Note 3)	(1,938,966)
Swap contracts (Note 3)	1,666,633

54,371,891

Net realized and unrealized gain	54,106,176

Increase in net assets from operations	$76,746,403

12	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-11	ended
	(unaudited)	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$22,640,227	$42,011,200
Net realized gain (loss)	(265,715)	4,023,786
Change in net unrealized appreciation (depreciation)	54,371,891	137,259,224

Increase in net assets resulting from operations	76,746,403	183,294,210

Distributions to shareholders
From net investment income	(20,688,980)	(41,727,641)

From Fund share transactions (Note 6)	(3,391,487)	(4,178,919)

Total increase	52,665,936	137,387,650

Net assets

Beginning of period	630,401,435	493,013,785

End of period	$683,067,371	$630,401,435

Accumulated undistributed/(distributions in excess of)
net investment income	$1,928,274	($22,973)

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
4-30-11
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$76,746,403
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(91,376,431)
Long-term investments sold	72,338,527
Decrease in short term investments	11,068,000
Decrease in dividends and interest receivable	222,750
Decrease in payable for investments purchased	(11,935,123)
Decrease in receivable for investments sold	20,930,931
Increase in other receivables and prepaid expenses	(555,412)
Decrease in unrealized depreciation of swap contracts	(1,666,633)
Increase in payable for written options	1,370,065
Increase in payable to affiliates	34,164
Decrease in interest payable	(13,349)
Decrease in other liabilities and accrued expenses	(713,556)
Net change in unrealized (appreciation) depreciation on investments	(54,644,224)
Net realized gain on investments	(8,561,052)
Net cash provided by operating activities	$13,245,060

Cash flows from financing activities
Borrowings from committed facility agreement payable	26,500,000
Repurchase of common shares	(3,391,487)
Distributions to common shareholders	(20,688,980)

Net cash provided by financing activities	$2,419,533

Net increase in cash	$15,664,593

Cash at beginning of period	$1,911

Cash at end of period	$15,666,504

Supplemental disclosure of cash flow information

Cash paid for interest	$1,883,857

14	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	4-30-11[1]	10-31-10	10-31-09[2]	12-31-08	12-31-07	12-31-06

Per share operating performance

Net asset value, beginning
of period	$16.58	$12.87	$12.48	$19.99	$22.90	$19.93
Net investment income[3]	0.60	1.10	0.88	1.13	1.26	1.43[4]
Net realized and unrealized gain (loss)
on investments	1.44	3.69	0.56	(7.07)	(1.98)	3.62
Distributions to Auction Preferred
Shares (APS)*	—	—	—	(0.15)	(0.41)	(0.39)
Total from investment operations	2.04	4.79	1.44	(6.09)	(1.13)	4.66
Less distributions to
common shareholders
From net investment income	(0.55)	(1.09)	(0.83)	(0.99)	(1.19)	(1.16)
From net realized gain	—	—	—	(0.15)	(0.59)	(0.53)
From tax return of capital	—	—	(0.23)	(0.44)	—	—
Total distributions	(0.55)	(1.09)	(1.06)	(1.58)	(1.78)	(1.69)
Anti-dilutive impact of
repurchase plan	0.01[5]	0.01[5]	0.01[5]	0.16[5]	—	—
Net asset value, end of period	$18.08	$16.58	$12.87	$12.48	$19.99	$22.90
Per share market value, end
of period	$16.34	$15.41	$11.35	$10.30	$17.90	$20.32
Total return at net asset value (%)[6,8]	12.90[9]	39.49	15.34[9]	(29.97)	(4.19)	(25.67)[7]
Total return at market value (%)[6]	9.78[9]	47.01	23.24[9]	(35.46)	(3.32)	(32.21)

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$683	$630	$493	$480	$841	$964
Ratios (as a percentage of average
net assets):
Expenses before reductions
(excluding interest expense)	1.26[10]	1.39	1.39[10]	1.42	1.27[11]	1.28[11]
Interest expense (Note 8)	0.59[10]	0.64	0.87[10]	0.87	—	—
Expenses before reductions
(including interest expense)	1.85[10]	2.03	2.26[10]	2.29	1.27[11]	1.28[11]
Expenses net of fee waivers
and credits (excluding
interest expense)	1.06[17]	1.22	1.14[10]	1.12	0.99	1.00
Expenses net of fee waivers
and credits (including
interest expense)	1.65[17]	1.86	2.01[10]	1.99	0.99[12]	1.00[12]
Net investment income	7.08[17]	7.37	9.44[10]	7.02	5.65[13]	6.76[4,13]
Portfolio turnover (%)	10	20	21	29	26	41

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	15

COMMON SHARES Period ended	4-30-11[1]	10-31-10	10-31-09[2]	12-31-08	12-31-07	12-31-06

Senior securities

Total value of APS outstanding
(in millions)	—	—	—	—	$380	$380
Involuntary liquidation preference
per unit (in thousands)	—	—	—	—	25	25
Average market value per unit
(in thousands)	—	—	—	—	25	25
Asset coverage per unit[14]	—	—	—	—	$81,737	$88,352
Total debt outstanding end of year
(in millions) (Note 8)	$337	$311	$253	$267	—	—
Asset coverage per $1,000 of APS[15]	—	—	—	—	$3,212	$3,536
Asset coverage per $1,000 of debt[16]	$3,027	$3,030	$2,946	$2,797	—	—

* Auction Preferred Shares (APS).
1 Semiannual period from 11-1-10 to 4-30-11. Unaudited.
2 For the ten-month period ended 10-31-09. The Fund changed its fiscal year end from December 31 to October 31.
3 Based on the average daily shares outstanding.
4 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.13 per share and 0.63% of average net assets.
5 The repurchase plan was completed at an average repurchase price of $15.04, $13.80, $10.29 and $14.92, respectively, for 225,571 shares, 302,900 shares, 173,600 shares and 3,589,570 shares, respectively. The redemptions for the periods ended 4-30-11, 10-31-10, 10-31-09 and 12-31-08 were $3,391,487, $4,178,919, $1,786,938 and $53,556,991, respectively, and had a $0.01, $0.01, $0.01 and $0.16 NAV impact, respectively.
6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
7 Unaudited.
8 Total returns would have been lower had certain expenses not been reduced during the periods shown.
9 Not annualized.
10 Annualized.
11 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.90% and 0.90% for the periods ended 12-31-07 and 12-31-06, respectively.
12 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.70% and 0.70% for the periods ended 12-31-07 and 12-31-06, respectively.
13 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.03% and 4.74% for the periods ended 12-31-07 and 12-31-06, respectively.
14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
15 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 8).
16 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 8).
17 All expenses have been annualized except insurance reimbursement, which was 0.07% of average net assets and is non-recurring. This reimbursement increased the net investment income by $0.01 and the net investment income ratio by 0.07%.

16	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund began operations on February 27, 2004.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Energy	$60,690,130	$60,690,130	—	—
Industrials	9,407,000	9,407,000	—	—
Telecommunication
Services	33,389,670	33,389,670	—	—
Utilities	480,363,636	480,363,636	—	—
Preferred Securities
Consumer Discretionary	3,130,350	3,130,350	—	—
Energy	22,369,265	22,369,265	—	—
Financials	247,047,993	247,034,255	$13,738	—
Telecommunication
Services	23,788,547	23,788,547	—	—
Utilities	124,428,825	75,744,583	48,684,242	—
Short-Term Investments	442,000	—	442,000	—

Total Investments in
Securities	$1,005,057,416	$955,917,436	$49,139,980	—
Other Financial
Instruments
Written Options	($3,713,790)	($3,713,790)	—	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the six-month period ended April 30, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

CONSUMER DISCRETIONARY

Balance as of 10-31-10	$89
Realized gain (loss)	(700,182)
Change in unrealized appreciation (depreciation)	700,093
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 4-30-11	—
Change in unrealized at year end*	$700,093

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter

18	Tax-Advantaged Dividend Income Fund | Semiannual report

market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $86,583,009 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires as follows: October 31, 2016 — $6,628,913 and October 31, 2017 — $79,954,096.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, wash sales loss deferrals and characterization of distributions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the

20	Tax-Advantaged Dividend Income Fund | Semiannual report

Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the six months ended April 30, 2011, the Fund wrote option contracts to seek to generate income and to reduce overall volatility of the underlying portfolio. The following tables summarize the Fund’s written options activities during the six months ended April 30, 2011 and the contracts held at April 30, 2011.

	NUMBER OF
	CONTRACTS	PREMIUMS

Outstanding, beginning of period	2,519	$2,370,329
Options written	12,804	20,543,924
Options expired	(1,885)	(765,114)
Options closed	(11,888)	(20,347,711)
Outstanding, end of period	1,550	$1,801,428

	EXERCISE		NUMBER OF
NAME OF ISSUER	PRICE	EXPIRATION DATE	CONTRACTS	PREMIUM	VALUE

CALLS

Russell 2000 Index	$840	Nov 2011	85	$131,494	($268,345)
S&P 100 Index	585	Nov 2011	550	911,342	(1,320,000)
S&P 500 Index	1,350	Nov 2011	535	431,737	(1,174,325)
S&P 500 Index	1,335	Nov 2011	220	263,337	(747,120)
S&P 600 Smallcap Index	450	Nov 2011	160	63,518	(204,000)
Total			1,550	$1,801,428	($3,713,790)

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis. Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon values from third party vendors or brokers quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

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During the six months ended April 30, 2011, the Fund used interest rate swaps to hedge financing costs. During the six months ended April 30, 2011, the Fund held interest rate swaps with total USD notional amounts up to $95,000,000, as measured at each quarter end.

There were no open interest rate swap contracts at April 30, 2011.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITIES
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written options,	Written options	—	$3,713,790
at value

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2011:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Net realized gain (loss) on	($7,185,419)	—	($7,185,419)
Interest rate	Net realized gain (loss) on	—	($1,641,348)	($1,641,348)
contracts
Total		($7,185,419)	($1,641,348)	($8,826,767)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2011:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Change in unrealized	($1,938,966)	—	($1,938,966)
	appreciation
	(depreciation) of
Interest rate	Change in unrealized	—	$1,666,663	$1,666,663
contracts	appreciation
	(depreciation) of
Total		($1,938,966)	$1,666,663	($272,303)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily net assets and the value attributed to the Committed Facility Agreement (see Note 8) (collectively, managed assets). The Adviser has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser, and Analytic Investors LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.60% of the Fund’s average daily managed assets from February 27, 2009 until February 26, 2010, 0.65% of such assets from February 27, 2010 until February 26, 2011 and 0.70% of average daily managed assets from February 27, 2011 until February 26, 2012. Accordingly, the expense reductions related to the reduction in the management fee amounted to $394,194 for the six months ended April 30, 2011.

The investment management fees incurred for the six months ended April 30, 2011 were equivalent to an annual effective rate of 0.67% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2011, amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect between January 1, 2011 and December 31, 2011.

During the six months period ended April 30, 2011 and year ended October 31, 2010, the Fund repurchased 225,571 and 302,900, respectively (0.60% and 0.79% of shares outstanding, respectively) of its common shares under the share repurchase program. The corresponding dollar amount of the share repurchase amounted to $3,391,487 and $4,178,919 during the six-month periods ended April 30, 2011 and year ended October 31, 2010, respectively.

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Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage.

The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 8 — Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $344 million and to invest the borrowings in accordance with its investment practices. Prior to April 29, 2011, the Fund could borrow up to $351 million under the CFA.

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one-month LIBOR (reset daily) plus 0.70% and is payable monthly. Prior to April 29, 2011, the interest rate was one-month LIBOR plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the six months ended April 30, 2011, totaled $85,070 and is included in the interest expense in the Statement of operations. As of April 30, 2011, the Fund had borrowings of $337,000,000 at an interest rate of 0.91%, which are reflected on the Statement of Assets and Liabilities. During the six months ended April 30, 2011, the average borrowing under the CFA and the effective average interest rate were $322,722,652 and 1.12%, respectively.

The Fund may terminate the agreement with 90 days’ notice and, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the agreement with 30 days’ notice. In addition, if certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 270 days’ notice prior to terminating or amending the CFA.

The Fund has entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent

24	Tax-Advantaged Dividend Income Fund | Semiannual report

Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the six months ended April 30, 2011, the Fund recorded $495,359 in income from Lent Securities.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $91,376,431 and $72,338,527, respectively, for the six months ended April 30, 2011.

Note 10 — Other matters

On August 30, 2010, a derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, on behalf of a purported shareholder of John Hancock Tax-Advantaged Dividend Income Fund, which was like one filed for another John Hancock Fund.

A Joint Motion To Dismiss With Prejudice was filed on February 28, 2011 in the Business Litigation Session of the Superior Court of The Commonwealth of Massachusetts, Suffolk County. On March 1, 2011, the Court granted the Motion to Dismiss with Prejudice.

For the six months ended April 30, 2011, the results of operations include non-recurring legal fees and expenses of approximately $101,450 related to this matter, which are included in Professional fees on the Statement of operations. During the period, the Fund recorded reimbursement from its insurance provider of $495,358, which is included in expense reductions on the Statement of operations.

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Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On December 17, 2007, the Fund’s Trustees approved a change to the Fund’s investment policy regarding investments in foreign securities. The revised policy provides that the Fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars.

On March 31, 2008, the shareholders approved the following changes to the Fund’s fundamental investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial services corporations; and to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the prior policy).

On December 9, 2008, the Fund’s Trustees approved the following investment policy: The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.

On March 9, 2011, the Board of Trustees amended the Fund’s investment policy regarding the use of reverse repurchase agreement transactions. The new policy provides the following:

Reverse repurchase agreements. The Fund may engage in reverse repurchase agreement transactions to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and related guidance of the Securities and Exchange Commission and its staff. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage. The Fund may also use reverse repurchase agreement transactions for temporary or emergency purposes. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement transaction, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may

26	Tax-Advantaged Dividend Income Fund | Semiannual report

be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Bylaws

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the six-month period ended April 30, 2011, dividends from net investment income totaling $0.5460 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

November 30, 2010	$0.0910
December 31, 2010	0.0910
January 31, 2011	0.0910
February 28, 2011	0.0910
March 31, 2011	0.0910
April 29, 2011	0.0910
Total	$0.5460

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

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There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

28	Tax-Advantaged Dividend Income Fund | Semiannual report

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on January 21, 2011. The following proposal was considered by the shareholders:

Proposal: Election of three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2014. The votes cast with respect to each Trustee are set forth below.

THE PROPOSAL PASSED ON JANUARY 21, 2011.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

James F. Carlin	30,730,855	637,254
William H. Cunningham	30,690,265	677,844
Gregory A. Russo	30,732,504	635,605

The following eight Trustees were not up for election and remain in office: Deborah C. Jackson, Charles L. Ladner, Stanley Martin, Patti McGill Peterson, Hugh McHaffie, John A. Moore, Steven R. Pruchansky and John G. Vrysen.

Semiannual report | Tax-Advantaged Dividend Income Fund	29

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson*	Andrew G. Arnott	(formerly MFC Global
Charles L. Ladner,*	Senior Vice President	Investment Management
Vice Chairperson	and Chief Operating Officer	(U.S.), LLC)
Stanley Martin*
Hugh McHaffie†	Thomas M. Kinzler	Analytic Investors, LLC
Dr. John A. Moore	Secretary and Chief Legal Officer
Patti McGill Peterson*		Custodian
Gregory A. Russo	Francis V. Knox, Jr.	State Street Bank and
John G. Vrysen†	Chief Compliance Officer	Trust Company

*Member of the	Charles A. Rizzo	Transfer agent
Audit Committee	Chief Financial Officer	Mellon Investor Services
†Non-Independent Trustee
	Salvatore Schiavone	Legal counsel
	Treasurer	K&L Gates LLP

Stock symbol
Listed New York Stock
Exchange: HTD

For shareholder assistance refer to page 29

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

30	Tax-Advantaged Dividend Income Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P13SA 4/11
6/11

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT

COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	REGISTRANT PURCHASES OF EQUITY
	SECURITIES

				Maximum
			Total Number of	Number
			Shares	of Shares that
			Purchased	May
	Total		as Part of	Yet Be
	Number of	Average	Publicly	Purchased
	Shares	Price	Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-10	0	0	302,900	3,564,442
Dec-10	44,000	14.867	346,900	3,796,742*
Jan-11	142,367	15.005	489,267	3,654,375
Feb-11	39,204	15.333	528,471	3,615,171
Mar-11	0	0	528,471	3,615,171
Apr-11	0	0	528,471	3,615,171
Total	225,571	15.035

__________________________________________________________

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect between January 1, 2011 and December 31, 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:

/s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: June 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: June 20, 2011

By:

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: June 20, 2011